                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                   March 24, 2003
                                   -----------------
                Date of Report (Date of earliest event reported)


                         CIRMAKER TECHNOLOGY CORPORATION
                         -------------------------------
              (Exact name of registrant as specified in its charter)



                                   Nevada
                                   ------
                 (State or other jurisdiction of incorporation)


     333-70156                                   98-0228169
     ---------                                   ----------
(Commission  File  Number)                     (IRS  Employer
                                                Identification  No.)

           2300 W. Sahara Ave., Suite 500-C, Las Vegas, Nevada  89102
           ----------------------------------------------------------
                    (address of principal executive offices)


                                    (702)312-6255
                                    -------------
              (Registrant's telephone number, including area code)


         ---------------------------------------------------------------
         (Former name and former address, if changed since last report.)

Item  4  Change  in  Registrant's  Certifying  Accountant

Morgan & Co. (the "Former Accountant") resigned as principal accountants for Cirmaker Technology Corporation (the "Company") on March 24, 2003. The Company has engaged Beckstead and Watts, LLP as its principal accountants effective March 24, 2003. The decision to change accountants has been approved by the Company's board of directors.

The Former Accountant's report dated October 28, 2002 on the Company's consolidated financial statements as of and for the fiscal year ended July 31, 2002 and the Former Accountant's report dated August 27, 2001 on the Company's consolidated financial statement as of and for the fiscal year ended July 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits for the fiscal year ended July 31, 2001, July 31, 2002, and the subsequent interim period ending March 24, 2003, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their report on the financial statements for such year.

In connection with the audits for the fiscal year ended July 31, 2001, July 31, 2002, and the subsequent interim period ending March 24, 2003, the Former
Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

The Company has provided the Former Accountant with a copy of a draft Form 8-K disclosing the resignation of the Former Accountant and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the Former Accountant's response will be attached to an amended filing when received.

Item  8     Change  in  Fiscal  Year

We have decided to adopt Cirmaker Industry Co. Ltd.'s fiscal year end of December 31 as the accounting acquirer under our acquisition agreement reported earlier under an 8K. Our previous fiscal year end was July 31.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Cirmaker  Technology  Corporation


                                     By: /s/ Steven  D.  Fellows
                                         _________________________________
     Date:  June  23,  2003              Steven  D.  Fellows,  CFO